                                                                   EXHIBIT 10.26

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


                           PATENT LICENSE AGREEMENT


THIS AGREEMENT is entered into by and between Motorola, Inc., a Delaware corporation having an office at 1303 E. Algonquin Road, Schaumburg, Illinois 60196, (hereinafter called "MOTOROLA"), and Advanced Micro Devices, Inc., a Delaware corporation having an office at One AMD Place, P.O. Box 3453, Sunnyvale, California 94088-3453 (hereinafter called "AMD").

WHEREAS, MOTOROLA owns and has, or may have, rights in various patents issued, and applications for patents pending, in various countries of the world as to which AMD desires to acquire licenses as hereinafter provided, and

WHEREAS, AMD owns and has, or may have, rights in various patents issued, and applications for patents pending, in various countries of the world as to which MOTOROLA desires to acquire licenses as hereinafter provided, and

WHEREAS, AMD and MOTOROLA are engaged in continuing research, development and engineering in regard to LICENSED PRODUCTS (as hereinafter defined) and have programs for the patenting of inventions resulting therefrom,

NOW THEREFORE, in consideration of the mutual covenants and conditions hereinafter set forth, it is agreed as follows:

Section 1. - DEFINITIONS

The capitalized terms used herein shall have the definitions assigned to them in this Section 1, and shall include the singular as well as the plural.

1.1. SUBSIDIARY means a corporation, company, or other entity, fifty percent (50%) or more of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, now or hereafter, owned or controlled, directly or indirectly by a party hereto, but such corporation, company, or other entity shall be deemed to be a SUBSIDIARY only so long as such ownership or control exists.

1.2. SEMICONDUCTIVE MATERIAL means any material whose conductivity is intermediate to that of metals and insulators at room temperature and whose conductivity, over some temperature range, increases with increases in temperature. Such material shall include but not be limited to refined products, reaction products, reduced products, mixtures and compounds.

1.3. SEMICONDUCTOR ELEMENT means a device consisting primarily of one or more active and/or passive circuit elements formed on, or in, a unitary body of SEMICONDUCTIVE MATERIAL for performing electrical or electronic functions, which device may include a plurality of electrodes and/or means for contacting or interconnecting such elements, and whether or not said body consists of a single SEMICONDUCTIVE MATERIAL or of a multiplicity of such materials, and whether or not said body includes one or more layers or other regions (constituting substantially less than the whole of said body) of a material or materials which are

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


of a type other than SEMICONDUCTIVE MATERIAL and, if provided therewith, such device includes housing and/or supporting means therefor. SEMICONDUCTOR ELEMENT shall not include magnetoresistive devices or devices formed of materials having a permanent magnetic effect.

1.4. MANUFACTURING APPARATUS means as to each party hereto, any instrumentality or aggregate of instrumentalities primarily designed for use in the fabrication of that party's LICENSED PRODUCTS (as hereinafter defined).

1.5. FUNCTIONAL ASSEMBLY means (i) a single SEMICONDUCTOR ELEMENT or (ii) two or more SEMICONDUCTOR ELEMENTS mechanically and functionally interconnected in an inseparable and irreplaceable manner within a single housing therefor for generating, receiving, transmitting, storing, transforming or acting in response to a signal.

1.6. MICROPROCESSOR means a FUNCTIONAL ASSEMBLY having a central processing unit which includes registers, control logic, decision logic, and input-output circuitry appropriately coupled to interconnections and has a capability of executing temporarily or permanently stored instructions or microinstructions and which central processing unit may also include internal buses such as data buses, address buses, or control buses; and which FUNCTIONAL ASSEMBLY may also include memory, clocks, input-output interface circuitry, or other electronic functions ordinarily associated with or connected to central processing units.

1.7. INPUT-OUTPUT ADAPTOR means a FUNCTIONAL ASSEMBLY which is adapted to provide an interface between a MICROPROCESSOR and any instrumentality or aggregate of instrumentalities adapted to compute, classify, process, transmit, receive, retrieve, originate, switch, store, display, manifest, measure, detect, record, reproduce, handle, or utilize any form of information, intelligence or data for business, scientific, control or other purposes, but shall not include such instrumentality or aggregate of instrumentalities, per se.

1.8. SYSTEM means one or more FUNCTIONAL ASSEMBLIES whether or not combined with one or more active and/or passive elements for performing electrical or electronic functions, whether or not a housing and/or supporting means for said circuitry is included.

1.9. ELECTRICAL METHOD means a method or steps for using FUNCTIONAL ASSEMBLIES, whether or not combined with one or more active and/or passive elements, for performing electrical or electronic functions.

1.10. MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR means a MOTOROLA existing business unit: (i) now consisting of a Consumer Systems Group, a Networking & Computing Systems Group, a Semiconductor Components Group, a Transportation Systems Group, and a Wireless Subscriber Systems Group, (ii) having major manufacturing facilities located in Phoenix, Mesa, Chandler and Tempe, Arizona; Austin, Texas; Raleigh, North Carolina; Irvine, California; Toulouse, France; Aizu and Sendai, Japan; Tianjin, China; East Kilbride and South Queensferry, Scotland; Guadalajara, Mexico; and Seremban, Malaysia; and (iii) making and/or developing products falling within the definition of LICENSED PRODUCTS (as hereinafter defined). This definition of the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR shall also include any predecessor MOTOROLA business unit of said business units

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


taken singularly or in combination and any future business unit of MOTOROLA which is acquired or derived from, by separation or merger, irrespective of appellation, said business units taken singularly or in combination, or which is formed for making and/or developing LICENSED PRODUCTS (as hereinafter defined).

1.11. MOTOROLA PATENTS means all classes or types of patents, utility models, design patents and applications for the aforementioned of all countries of the world which, prior to the date of expiration or termination of this Agreement are:

(i) issued, published or filed, or which properly claim priority from a patent or application issued, published, or filed, and which arise out of inventions made solely by one or more employees of the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR, or

(ii) are acquired by the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR:

and under which and to the extent to which and subject to the conditions under which the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR may have, as of the EFFECTIVE DATE of this Agreement, or may thereafter during the term of this Agreement acquire, the right to grant licenses or rights of the scope granted herein without the payment of royalties or other consideration to third persons, except for payments to third persons (a) for inventions made by said third persons while engaged by the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR, or (b) as consideration for the acquisition of such patents, utility models, design patents and applications. In no event shall the term MOTOROLA PATENTS include or encompass patents on inventions made by employees of MOTOROLA while in the employ of groups or operations of MOTOROLA other than the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR, except in accordance with Section 3.12.

1.12. AMD PATENTS means all classes or types of patents, utility models, design patents and applications for the aforementioned of all countries of the world which, prior to the date of expiration or termination of this Agreement are:

(i) issued, published or filed, or which properly claim priority from a patent or application issued, published, or filed, and which arise out of inventions made solely by one or more employees of AMD, or

(ii) are acquired by AMD;

and under which and to the extent to which and subject to the conditions under which AMD may have, as of the EFFECTIVE DATE of this Agreement, or may thereafter during the term of this Agreement acquire, the right to grant licenses or rights of the scope granted herein without the payment of royalties or other consideration to third persons, except for payments to third persons
(a) for inventions made by said third persons while engaged by AMD or (b) as consideration for the acquisition of such patents, utility models, design patents and applications.

1.13. PROCESS AND STRUCTURE PATENT means those claims of a MOTOROLA PATENT or AMD PATENT, as the case may be, that claim a SEMICONDUCTIVE

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


MATERIAL or that claim an invention that is useful in the process of or apparatus for making SEMICONDUCTIVE MATERIAL or a FUNCTIONAL ASSEMBLY or that claim the arrangement or structural interrelationship in or on a SEMICONDUCTOR ELEMENT of regions, layers, electrodes, or contacts thereof. PROCESS OR STRUCTURE PATENT further means any claim of a MOTOROLA PATENT or AMD PATENT that claims a FUNCTIONAL ASSEMBLY package or the process of packaging a FUNCTIONAL ASSEMBLY.

1.14. CIRCUIT PATENT means those claims of a MOTOROLA PATENT or AMD PATENT, as the case may be, that claim, separately or in combination, a circuit, a complex of circuits and/or a system arrangement of circuits for generating, receiving, transmitting, storing, transforming or acting in response to an electrical signal or that claims a method or steps for using such a plurality of elements.

1.15. LICENSED PRODUCTS means any one or more of the following items, whether or not an item is incorporated in more comprehensive equipment:

1.15.1.   SEMICONDUCTIVE MATERIALS;

1.15.2.   SEMICONDUCTOR ELEMENTS;

1.15.3.   FUNCTIONAL ASSEMBLIES;

1.15.4.   SYSTEMS;

1.15.5.   SYSTEMS employing an ELECTRICAL METHOD;

1.15.6.   MICROPROCESSORS; and

1.15.7.   INPUT-OUTPUT ADAPTORS.

1.16.     EFFECTIVE DATE shall mean October 1, 1998.

Section 2. - MUTUAL RELEASES

2.1.      *****
          *****
          *****
          *****
          *****

2.2.      *****
          *****
          *****
          *****
          *****

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


Section 3. - GRANTS

3.1. AMD hereby grants to MOTOROLA, for the lives of the AMD PATENTS, a world wide, non-exclusive, non-transferable license under AMD PATENTS without the right to sub-license:

3.1.1. to make, *****, LICENSED PRODUCTS and for LICENSED PRODUCTS so made, to import, use, lease, sell, offer for sale, or otherwise dispose of LICENSED PRODUCTS

     (i)   *****
     (ii)  *****
     (iii) *****

and to practice any process or method involved in the manufacture or use thereof, and

3.1.2. to make, use and have made MANUFACTURING APPARATUS and to practice any process or method involved in the use thereof.

3.2.   AMD hereby grants to MOTOROLA, for the lives of the AMD PATENTS, a world wide, non-exclusive, non-transferable covenant not to assert AMD PATENTS against MOTOROLA as a result of the purchase, importation, use, lease, resale, offer for sale, or other disposal of LICENSED PRODUCTS designed solely or jointly by or for a third party and manufactured by a third party. *****
                                    .
3.3. AMD hereby grants to MOTOROLA, for the lives of the AMD PATENTS, a world wide, non-exclusive, non-transferable license under ***** of AMD, without the right to sub-license, to make, but not to have made, and to sell or otherwise dispose of exclusively to a third party LICENSED PRODUCTS designed solely (other than by Motorola) or jointly by or for that third party. AMD hereby further grants to MOTOROLA, for the lives of the AMD PATENTS, a world wide, non-exclusive, non-transferable covenant not to assert ***** of AMD against MOTOROLA for the manufacture, sale, or other disposal of such LICENSED PRODUCTS.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


3.4. AMD hereby grants to MOTOROLA, for the lives of the AMD PATENTS, a non-exclusive, world wide, non-transferable license under ***** of AMD, without the right to sub-license, to have made LICENSED PRODUCTS designed solely or jointly by or for MOTOROLA, and to import, use, lease, sell, offer for sale, or otherwise dispose of such LICENSED PRODUCTS. AMD hereby further grants to MOTOROLA, for the lives of the AMD PATENTS, a world wide, non-exclusive, non-transferable covenant not to assert ***** of AMD against MOTOROLA for having such LICENSED PRODUCTS made. *****

3.5. MOTOROLA hereby grants to AMD, for the lives of the MOTOROLA PATENTS, a world wide, non-exclusive, non-transferable license under MOTOROLA PATENTS without the right to sub-license:

3.5.1. to make, ***** LICENSED PRODUCTS, and for LICENSED PRODUCTS so made, to import, use, lease, sell, offer for sale, or otherwise dispose of LICENSED PRODUCTS

         (i)   *****
         (ii)  *****
         (iii) *****

and to practice any process or method involved in the manufacture or use thereof, and

3.5.2. to make, use and have made MANUFACTURING APPARATUS and to practice any process or method involved in the use thereof.

3.6.    MOTOROLA hereby grants to AMD, for the lives of the MOTOROLA PATENTS, a world wide, non-exclusive, non-transferable covenant not to assert MOTOROLA PATENTS against AMD as a result of the purchase, importation, use, lease, resale, offer for sale, or other disposal of LICENSED PRODUCTS designed solely or jointly by or for a third party and manufactured by a third party. *****
                                                          .
3.7. MOTOROLA hereby grants to AMD, for the lives of the MOTOROLA PATENTS, a world wide, non-exclusive, non-transferable license under ***** of MOTOROLA, without the right to sub-license, to make, but not to have made, and to sell or otherwise dispose of exclusively to a third party LICENSED PRODUCTS designed solely (other than by AMD) or jointly by or for that third party. MOTOROLA hereby further grants to AMD, for the lives of the MOTOROLA PATENTS, a world wide, non-exclusive, non-

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


transferable covenant not to assert ***** of MOTOROLA against AMD for the manufacture, sale, or other disposal of such LICENSED PRODUCTS. *****

3.8. MOTOROLA hereby grants to AMD, for the lives of the MOTOROLA PATENTS, a non-exclusive, world wide, non-transferable license under ***** of MOTOROLA, without the right to sub-license, to have made LICENSED PRODUCTS designed solely or jointly by or for AMD and to import, use, lease, sell, offer for sale, or otherwise dispose of such LICENSED PRODUCTS. MOTOROLA hereby further grants to AMD, for the lives of the MOTOROLA PATENTS, a world wide, non-exclusive, non-transferable covenant not to assert ***** of MOTOROLA against AMD for having such LICENSED PRODUCTS made. *****

3.9. (a) Notwithstanding the provisions of Sections 3.5 - 3.8, in no event shall the license or rights granted to AMD include the right to make, have made, use, or sell

         (i) any MICROPROCESSOR which is able to execute the object code of, or which substantially utilizes the instruction set of, or which has a programmer's model which is substantially compatible with the programmer's model of, any MICROPROCESSOR designed by or for MOTOROLA and sold by MOTOROLA, including but not limited to the products of the MCFXXX, 65XX, M68XX, M68XXX, M1468XX, M68HCXX, M683XX, M88XXX, DSP56XXX, or DSP96XXX families of MICROPROCESSORS, or MICROPROCESSORS based on the POWER(TM), PowerPC(TM), ColdFire(TM), or MoCORE(TM) architectures, or any new family of MICROPROCESSORS created by MOTOROLA prior to the termination of this Agreement, or

         (ii) any INPUT-OUTPUT ADAPTOR which has a register set that is substantially compatible with the register set of any INPUT-OUTPUT ADAPTOR sold by MOTOROLA and specifically designed by or for MOTOROLA to interface with a MICROPROCESSOR designed by or for MOTOROLA and sold by MOTOROLA, or

         (iii) any product that incorporates such MICROPROCESSOR or INPUT-OUTPUT ADAPTOR as elements of their structure.

However, AMD shall have the right, subject to all copyright and mask work rights owned or controlled by MOTOROLA and subject to the above limitations of this Section, to develop and manufacture original designs of products performing substantially the same functions as any MOTOROLA MICROPROCESSOR or INPUT-OUTPUT ADAPTOR.

         (b) Notwithstanding the provisions of Sections 3.1 - 3.4, in no event shall the license or rights granted to MOTOROLA include the right to make, have made, use, or sell

         (i) any MICROPROCESSOR having an internal architecture proprietary to AMD and which is able to execute the object code of, or which substantially utilizes the AMD

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


         specific instructions of, or which has AMD specific portions of a programmer's model which is substantially compatible with the AMD specific portions of a programmer's model of, any MICROPROCESSOR designed by or for AMD and sold by AMD, including but not limited to the products of the Kx families of MICROPROCESSORS, or any new family of MICROPROCESSORS created by AMD prior to the termination of this Agreement, or

         (ii) any INPUT-OUTPUT ADAPTOR which has a register set that is substantially compatible with the register set of any INPUT-OUTPUT ADAPTOR sold by MOTOROLA and specifically designed by or for MOTOROLA to interface with a MICROPROCESSOR designed by or for MOTOROLA and sold by MOTOROLA, or

         (iii) any product that incorporates such MICROPROCESSOR or INPUT-OUTPUT ADAPTOR as elements of their structure.

However, MOTOROLA shall have the right, subject to all copyright and mask work rights owned or controlled by AMD and subject to the above limitations of this Section, to develop and manufacture original designs of products performing substantially the same functions as any AMD MICROPROCESSOR or INPUT-OUTPUT ADAPTOR.

3.10. During the term of this Agreement, MOTOROLA agrees *****, based upon any claim of any MOTOROLA PATENT under which such LICENSED PRODUCTS are licensed hereunder, for the use of any LICENSED PRODUCTS which are made, imported, sold, leased or otherwise disposed of by AMD.

3.11. During the term of this Agreement, AMD agrees ***** based upon any claim of any AMD PATENT under which such LICENSED PRODUCTS are licensed hereunder, for the use of any LICENSED PRODUCTS which are made, imported, sold, leased or otherwise disposed of by MOTOROLA.

3.12. MOTOROLA shall have the right to extend the provisions of Sections 2.2, 3.1-3.4, and 3.11, respectively, to any MOTOROLA SUBSIDIARY if such SUBSIDIARY consents to extend the definition of MOTOROLA PATENTS in Section 1.11 to include inventions made solely by employees of that SUBSIDIARY and/or solely by employees of the MOTOROLA SEMICONDUCTOR PRODUCTS SECTOR and such SUBSIDIARY. Notwithstanding the foregoing, if a third party holding at least twenty percent (20%) ownership interest in any such SUBSIDIARY asserts a patent against the LICENSED PRODUCTS of AMD or their use or refuses to grant a license to AMD under such patent on fair, reasonable and non-discriminatory conditions or otherwise seeks legal redress, licenses granted hereunder to that SUBSIDIARY shall terminate as of the date of such assertion or refusal.

3.13. AMD shall have the right to extend the provisions of Sections 2.1 and 3.5- 3.10, respectively, to any AMD SUBSIDIARY if such SUBSIDIARY consents to extend the definition of AMD PATENTS in Section 1.12 to include inventions made solely by employees of that SUBSIDIARY and/or solely by employees of AMD and such SUBSIDIARY.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


Notwithstanding the foregoing, if a third party holding at least twenty percent (20%) ownership interest in any such SUBSIDIARY asserts a patent against the LICENSED PRODUCTS of MOTOROLA or their use or refuses to grant a license to MOTOROLA under such patent on fair, reasonable and non-discriminatory conditions or otherwise seeks legal redress, licenses granted hereunder to that SUBSIDIARY shall terminate as of the date of such assertion or refusal. In the event that AMD's Vantis SUBSIDIARY ceases to be a SUBSIDIARY as defined herein, AMD shall retain the right to extend the provisions of this Section 3.13 thereto but only for those products and volumes manufactured and sold at the time of divestiture.

3.14. No licenses under any copyrights or mask work rights of either MOTOROLA or AMD are granted under this Agreement.

Section 4.     PAYMENTS

4.1. The releases, rights, nonassertions, and licenses granted by MOTOROLA to AMD and by AMD to MOTOROLA *****.

Section 5.     TERM ,TERMINATION, AND ASSIGNABILITY

5.1. The term of this Agreement shall be from the EFFECTIVE DATE and shall extend for a period of seven (7) years unless earlier terminated as elsewhere provided in this Agreement.

5.2. In the event of any material breach of this Agreement by either party hereto, if such breach is not corrected within forty-five (45) days after written notice describing such breach, this Agreement may be terminated forthwith by further written notice to that effect from the party noticing the breach.

5.3. Either party hereto shall also have the right to terminate this Agreement forthwith by giving written notice of termination to the other party at any time, except in the event of, and only during, a reorganization under Chapter 11 of the United States Bankruptcy Code, upon or after:

5.3.1. the filing by such other party of a petition in bankruptcy or insolvency; or

5.3.2.  any adjudication that such other party is bankrupt or insolvent; or

5.3.3. the filing by such other party of any legal action or document seeking reorganization, readjustment or arrangement of its business under any law relating to bankruptcy or insolvency; or

5.3.4. the appointment of a receiver for all or substantially all of the property of such other party; or

5.3.5. the making by such other party of any assignment for the benefit of creditors; or

5.3.6. the institution of any proceedings for the liquidation or winding up of such other party's business or for the termination of its corporate charter.

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


5.4.    In the event of termination of this Agreement by one party pursuant to
Section 5.2, the licenses and rights granted to or for the benefit of that one party hereto and its SUBSIDIARIES under MOTOROLA PATENTS or AMD PATENTS, as the case may be, depending upon who is the party doing the terminating, shall
*****.

5.5. At such time as is mutually agreeable, at the written request of either party hereto to the other party hereto, but in no event less than six (6) months prior to the expiration of this Agreement, the parties hereto shall discuss the possible extension of or the renewal of the term of this Agreement, including the possible amendment of the provisions thereof.

5.6. The rights or privileges provided for in this Agreement may be assigned or transferred by either party only with the prior written consent of the other party and with the authorization or approval of any governmental authority as then may be required, except to a successor in ownership of all or substantially all of the assets of the assigning party, but such successor, before such assignment or transfer is effective, shall expressly assume in writing to the other party the performance of all of the terms and conditions of the assigning party.

Section 6.    MISCELLANEOUS PROVISIONS

6.1. Each of the parties hereto represents and warrants that it has the right to grant to or for the benefit of the other the rights and licenses granted hereunder in Sections 2 and 3.

6.2.    Nothing contained in this Agreement shall be construed as:

6.2.1. restricting the right of MOTOROLA or any of its SUBSIDIARIES to make, use, sell, lease or otherwise dispose of any particular product or products not herein licensed;

6.2.2. restricting the right of AMD or any of its SUBSIDIARIES to make, use, sell, lease or otherwise dispose of any particular product or products not herein licensed;

6.2.3. an admission by AMD of, or a warranty or representation by MOTOROLA as to, the validity and/or scope of the MOTOROLA PATENTS, or a limitation on AMD to contest, in any proceeding, the validity and/or scope thereof;

6.2.4. an admission by MOTOROLA of, or a warranty or representation by AMD as to, the validity and/or scope of the AMD PATENTS, or a limitation on MOTOROLA to contest, in any proceeding, the validity and/or scope thereof;

6.2.5. conferring any license or other right, by implication, estoppel or otherwise, under any patent application, patent or patent right, except as herein expressly granted under the MOTOROLA PATENTS, and the AMD PATENTS;

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


6.2.6. conferring any license or right with respect to any trademark, trade or brand name, a corporate name of either party or any of their respective SUBSIDIARIES, or any other name or mark, or contraction, abbreviation or simulation thereof;

6.2.7. imposing on MOTOROLA any obligation to institute any suit or action for infringement of any MOTOROLA PATENTS, or to defend any suit or action brought by a third party which challenges or concerns the validity of any MOTOROLA PATENTS licensed under this Agreement;

6.2.8. imposing upon AMD any obligation to institute any suit or action for infringement of any AMD PATENTS, or to defend any suit or action brought by a third party which challenges or concerns the validity of any AMD PATENTS licensed under this Agreement;

6.2.9. a warranty or representation by MOTOROLA that any manufacture, use, sale, lease or other disposition of LICENSED PRODUCTS of AMD will be free from infringement of any patent other than the MOTOROLA PATENTS licensed herein;

6.2.10. a warranty or representation by AMD that any manufacture, use, sale, lease or other disposition of LICENSED PRODUCTS of MOTOROLA will be free from infringement of any patent other than the AMD PATENTS licensed herein;

6.2.11. imposing on either party any obligation to file any patent application or to secure any patent or maintain any patent in force; or

6.2.12. an obligation on either party to furnish any manufacturing or technical information under this Agreement.

6.3. No express or implied waiver by either of the parties to this Agreement of any breach of any term, condition or obligation of this Agreement by the other party shall be construed as a waiver of any subsequent breach of that term, condition or obligation or of any other term, condition or obligation of this Agreement of the same or of a different nature.

6.4. Anything contained in this Agreement to the contrary notwithstanding, the obligations of the parties hereto shall be subject to all laws, both present and future, of any Government having jurisdiction over either party hereto, and to orders or regulations of any such Government, or any department, agency, or court thereof, and to acts of war, acts of public enemies, strikes, or other labor disturbances, fires, floods, acts of God, or any causes of like or different kind beyond the control of the parties, and the parties hereto shall be excused from any failure to perform any obligation hereunder to the extent such failure is caused by any such law, order, regulation, or contingency but only so long as said law, order, regulation or contingency continues.

6.5. The captions used in this Agreement are for convenience only, and are not to be used in interpreting the obligations of the parties under this Agreement.

6.6. This Agreement and the performance of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Texas.

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


6.7. If any term, clause, or provision of this Agreement shall be judged to be invalid, the validity of any other term, clause, or provision shall not be affected; and such invalid term, clause, or provision shall be deemed deleted from this Agreement.

6.8. This Agreement is the result of negotiation between the parties, which parties acknowledge that they have been represented by counsel during such negotiation; accordingly, this Agreement shall not be construed for or against either party regardless of which party drafted this Agreement or any portion thereof.

6.9. In no event shall either party be liable to the other party by reason of this Agreement or any breach or termination of this Agreement for any loss of prospective profits or incidental or special or consequential damages.

6.10. This Agreement sets forth the entire Agreement and understanding between the parties as to the subject matter hereof and merges all prior discussions between them, and neither of the parties shall be bound by any conditions, definitions, warranties, understandings or representations with respect to such subject matter other than as expressly provided herein or as duly set forth on or subsequent to the date hereof in writing and signed by a proper and duly authorized officer or representative of the party to be bound thereby.

6.11. The parties shall have the right to disclose the existence of this Agreement. The parties hereto, however, shall keep the terms of this Agreement confidential and shall not now or hereafter divulge any part thereof to any third party except:

6.11.1. with the prior written consent of the other party; or

6.11.2. to any governmental body having jurisdiction to request and to read the same; or

6.11.3. as otherwise may be required by law or legal processes; or

6.11.4. to legal counsel representing either party.

6.11.5. Notwithstanding the above, no disclosure of this Agreement shall be made pursuant to Section 6.11.2 or 6.11.3 without the disclosing party first giving the other party reasonable prior notice of such intended disclosure so as to allow the other party sufficient time to seek a protective order or otherwise assure the confidentiality of this Agreement as that other party shall deem appropriate.

6.11.6. Notwithstanding anything to the contrary herein, the provisions of this
Section 6.11 shall survive termination of this Agreement and continue in perpetuity.

6.12. All notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered airmail, postage prepaid, in any post office in the United States, addressed as follows:

                                           AMD/Motorola Patent License Agreement
                                           December 3, 1998 - Execution Document


6.12.1.   If to MOTOROLA:

          Motorola Inc.
          1303 East Algonquin Road
          Schaumburg, Illinois  60196

          Attention:        Vice President for
                            Patents, Trademarks & Licensing


6.12.2.   If to AMD:

          AMD, Inc.
          One AMD Place
          P.O. Box 3453
          Sunnyvale, California 94088-3453

          Attention:        General Counsel
                            M/S 150

6.12.3. The date of receipt of such a notice shall be the date for the commencement of the running of the period provided for in such notice, or the date at which such notice takes effect, as the case may be.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate.


ADVANCED MICRO DEVICES, INC.                MOTOROLA, INC.

Signature:    /s/ Gene Conner               Signature:     /s/ Bertrand Cambou
          ------------------------------              --------------------------
Name:  Gene Conner                          Name:  Dr. Bertrand Cambou
      ----------------------------------          ------------------------------
Title: Executive VP, Strategic Relations    Title: Senior VP and General Manager
       ---------------------------------           -----------------------------
Date:                                       Date:
       ---------------------------------          ------------------------------